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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (date of earliest event reported): February 9, 1998



                             UNITED MAGAZINE COMPANY
               (Exact Name of Registrant as Specified in Charter)




            Ohio                          0-2675                31-0681050
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


            5131 Post Road                                 43017
              Dublin, Ohio                              (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (614) 792-0777





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         In connection with the transactions described in Item 2, a shareholder voting agreement was entered into by the former shareholders of The Stoll Companies (Richard Stoll, Sr., individually and as trustee, Richard Stoll, Jr., Margaret M. Stoll, Francis Stoll, Virginia Hiteshew, Stephanie Hamilton, Nancy Stoll Lyman, John O. Stoll, III, Mary Olerich, James F. Stoll, William W. Stoll and Suzanne M. Voss), by the former shareholders of Michiana News Service, Inc. (Thaddeus S. Majerek, individually and as trustee, Thaddeus A. Majerek, individually and as trustee, Michael J. Majerek, individually and as trustee, Jeffrey A. Majerek, Anita M. Majerek, Thomas E. Majerek, Jeanine E. Gilbert, Deborah A. Toman and David W. Majerek), Northern News Company, Wholesalers Leasing Corp., Ronald E. Scherer, Linda Talbott, two Scherer family trusts, and Ted Rysz. Although the Company continues to be controlled by Ronald E. Scherer, chairman of the board, the Shareholder Voting Agreement has the effect of making the parties thereto members of a control group.

         The Shareholder Voting Agreement provides that during the term of the Agreement each party to the Agreement will vote his or her Common Shares in favor of election to the Company's board of directors of: (a) two Scherer Company representatives, (b) two Stoll Company representatives, (c) two Klein Company representatives, and (d) one Michiana representative. Ronald E. Scherer is to designate the Scherer Company representatives to be elected by the group, Richard Stoll, Sr. and Richard Stoll, Jr. are to designate the Stoll Company representatives to be elected by the group, George R. Klein is to designate the Klein Company representatives to be elected by the group, and Thaddeus S. Majerek is to designate the Michiana Representative to be elected by the group. With the consummation of the transactions described below this Shareholder Voting Agreement is now effective and constitutes the formation of a group for voting purposes. The Shareholder Voting Agreement is to terminate on the earlier to occur of: (i) such time as all of the Debentures issued under the Debenture Agreement in connection with the transactions described below, along with all accrued interest thereon, have been paid in full, or (ii) at such time as the Executive Committee consisting of Ronald E. Scherer, Richard Stoll, Sr., Richard Stoll, Jr., Thaddeus S. Majerek and George R. Klein unanimously agrees to terminate the Shareholder Voting Agreement.

         The consideration used by the persons entering into the Shareholder Voting Agreement consisted of the transfer of their businesses to the Company in the various acquisitions described in Item 2, as follows:

         (a) The common shares, without par value ("Common Shares") of the Company reported as beneficially owned by Thaddeus S. Majerek, individually and as trustee, Thaddeus A. Majerek, individually and as trustee, Michael J. Majerek, individually and as trustee, were acquired (i) in consideration for the transfer of the stock of Michiana News Service, Inc. by all of its shareholders in exchange for Common Shares of the Company and Senior and Subordinated Debentures of the Company in the Michiana transaction described in Item 2, and (ii) as payment of 67% of accrued interest due through December 31, 1997, under the Senior and Subordinated Debentures of the Company.





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         (b)      The Common Shares of the Company reported as beneficially
                  owned by Richard Stoll, Sr., individually and as trustee, Richard Stoll, Jr., Margaret M. Stoll, Francis Stoll, Virginia Hiteshew, Stephanie Hamilton, Nancy Stoll Lyman, John O. Stoll, III, Mary Olerich, James F. Stoll, William W. Stoll and Suzanne M. Voss were acquired (i) in consideration for the transfer by them of all of the stock of The Stoll Companies in exchange for Common Shares of the Company and Senior and Subordinated Debentures of the Company in the Stoll transaction described in Item 2, and (ii) as payment of 67% of accrued interest due through December 31, 1997, under the Senior and Subordinated Debentures of the Company.

         (c) The Common Shares of the Company reported as beneficially owned by Northern News Company were acquired (i) in consideration for the transfer by it to the Company of all of its assets and liabilities related to the wholesale distribution of periodicals in exchange for Common Shares of the Company and Senior and Subordinated Debentures of the Company in the Northern transaction described as part of the Scherer Affiliate transactions in Item 2, and (ii) as payment of 67% of accrued interest due through December 31, 1997, under the Senior and Subordinated Debentures of the Company.

         (d) The Common Shares of the Company reported as beneficially owned by Wholesalers Leasing Corp. were acquired (i) in consideration for the transfer by it to the Company of all of its assets and liabilities related to the wholesale distribution of periodicals in exchange for Common Shares of the Company and Senior and Subordinated Debentures of the Company in the Wholesaler's transaction described as part of the Scherer Affiliate transactions in Item 2, and (ii) as payment of 67% of accrued interest due through December 31, 1997, under the Senior and Subordinated Debentures of the Company.

         (e) Of the Common Shares of the Company reported as beneficially owned by Ronald E. Scherer, 500,000 shares were previously beneficially owned by him due to his shared voting power of Common Shares of the Company owned by Ohio Periodical Distributors, Inc. ("OPD"). In the OPD transaction described in Item 2, OPD merged into the Company, the 500,000 Common Shares owned by it became treasury stock of the Company and the OPD shareholders received 1,019,077 Common Shares and Senior and Subordinated Debentures of the Company. 99% of the OPD stock was owned by two Scherer family trusts, over which Mr. Scherer shares voting power. As a result, 99% of the Common Shares, or 1,008,886 Common Shares now owned by the trusts, are beneficially owned by Mr. Scherer. Additionally, Mr. Scherer shares voting power over the Common Shares of the Company acquired by Northern News Company and Wholesalers Leasing Corp., as described in Item 2. Additionally, as a shareholder of Scherer Companies, Mr. Scherer received 21,433 Common Shares in the Scherer Companies transaction described in Item 2, in which all of the stock of Scherer Companies was transferred to the Company in exchange for




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                  Common Shares of the Company and Senior and Subordinated
                  Debentures of the Company. Finally, Mr. Scherer, the Scherer family trusts, Northern, and Wholesalers received Common Shares as payment of 67% of accrued interest due to them through December 31, 1997, under the Senior and Subordinated Debentures of the Company issued to them in connection with certain of the acquisitions described in Item 2.

         (f) Of the Common Shares of the Company reported as beneficially owned by Linda Talbott, 500,000 shares were previously beneficially owned by her due to her shared voting power of common shares of the Company owned by Ohio Periodical Distributors, Inc. ("OPD"). In the OPD transaction described in Item 2, OPD merged into the Company, the 500,000 Common Shares owned by it became treasury stock of the Company and the OPD shareholders received 1,019,077 Common Shares and Senior and Subordinated Debentures of the Company. 99% of the OPD stock was owned by two Scherer family trusts, over which Ms. Talbott shares voting power. As a result, 99% of the Common Shares, or 1,008,886 Common Shares now owned by the trusts, are beneficially owned by Ms. Talbott. Additionally, Ms. Talbott shares voting power over the Common Shares of the Company acquired by Northern News Company and Wholesalers Leasing Corp., as described in Item 2. Additionally, as a shareholder of Scherer Companies, Ms. Talbott received 21,433 Common Shares in the Scherer Companies transaction described in Item 2, in which all of the stock of Scherer Companies was transferred to the Company in exchange for Common Shares of the Company and Senior and Subordinated Debentures of the Company. Finally, Ms. Talbott, the Scherer family trusts, Northern, and Wholesalers received Common Shares as payment of 67% of accrued interest due to them through December 31, 1997, under the Senior and Subordinated Debentures of the Company issued to them in connection with certain of the transactions described in Item 2.

         (g) The Common Shares of the Company reported as beneficially owned by Ted Rysz were acquired, as a shareholder of OPD, Scherer Companies, and Read-mor (i) in the OPD, Scherer Companies, and Read-mor transactions described in Item 2, and
                  (ii) as payment of 67% of accrued interest due to him through December 31, 1997, under the Senior and Subordinated Debentures of the Company issued to him in connection with the OPD, Scherer Companies, and Read-mor transactions.

         (h) Both the Ronald E. Scherer Trust and the Linda Haynor Talbott (collectively, the "Trusts") are governed under the same instrument and have the same trustee. Therefore, the same trustee shares voting power over the Common Shares beneficially owned by each Trust and each Trust is deemed to be the beneficial owner of the Common Shares beneficially owned by the other Trust. Of the Common Shares of the Company reported as beneficially owned by the Trusts, 500,000 Common Shares were previously beneficially owned due to the Trusts shared voting power of Common Shares of the Company owned by Ohio



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                  Periodical Distributors, Inc. ("OPD"). In connection with the merger of OPD into the Company, the 500,000 Common Shares owned by it became treasury stock of the Company and the OPD shareholders received 1,019,077 Common Shares and Senior and Subordinated Debentures of the Company. 99% of the OPD stock was owned by Trusts. 99% of the Common Shares, or 1,088,886 Common Shares now are beneficially owned by the Trusts. Additionally, the Trusts share voting power over the Common Shares of the Company acquired by Northern News Company ("Northern") and Wholesalers Leasing Corp. ("Wholesalers"), in connection with the Company's acquisition of the wholesale periodical assets of these two companies. Finally, the Trusts, Northern, and Wholesalers received Common Shares of the Company as payment of 67% of accrued interest due to them through December 31, 1997, under the Senior and Subordinated Debentures of the Company issued to them in connection with certain of the acquisitions described in Item 2.

         The Shareholder Voting Agreement will terminate upon payment of the debentures issued in connection with the acquisitions described in Item 2. This will have the effect of changing the control of the Company by eliminating the ability of this particular group, as a group, to elect members to the board of directors.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 9, 1998, United Magazine Company (the "Company") acquired all of the outstanding stock of The Stoll Companies in exchange for common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.

         On February 9, 1998, the Company acquired all of the outstanding stock of Michiana News Service, Inc. in exchange for common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.

         On February 9, 1998, Ohio Periodical Distributors, Inc., an Ohio corporation ("OPD"), merged with and into the Company and in connection therewith the shareholders of OPD received common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.

         On February 9, 1998, the Company acquired the assets and assumed the liabilities of Northern News Company ("Northern") which relate to the wholesale distribution of periodicals




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(including the capital stock of MacGregor News Company, Inc. owned by Northern), in exchange for common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.

         On February 9, 1998, the Company acquired all of the outstanding stock of Scherer Companies in exchange for common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.

         On February 9, 1998, the Company acquired the assets and assumed the liabilities of Wholesalers Leasing Corp. which relate to the wholesale distribution of periodicals in exchange for common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.

         On February 9, 1998, the Company acquired all of the outstanding stock of The Geo. R. Klein News Co., Central News Co., and Newspaper Sales, Inc. in exchange for common shares, without par value, of the Company and senior and subordinated debentures of the Company, as described in the Company's definitive proxy statement for its 1997 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on August 11, 1997 and which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         At this time it is impracticable to provide all of the required financial statements. The additional required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but in no event, later than 60 days after the date this Form 8-K is due.

         The Company previously has filed combined financial statements and pro forma financial information for all of the acquisitions since the fourth fiscal quarter of 1996. The Company is in the process of completing the combined 10-KSB for fiscal 1997 and the combined 10-Q for the first fiscal quarter of 1998.

         The following exhibits are included herein:

28. Definitive Proxy Statement of United Magazine Company for the 1997 Annual Meeting of Shareholders.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  UNITED MAGAZINE COMPANY
                                                  (Registrant)


Date:  February 25, 1998                          By: /s/ Thomas L. Gerlacher
                                                     ------------------------

                                                  Name: Thomas L. Gerlacher
                                                        ---------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------




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                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description                                 Page No.
-----------         -------------------                                 --------

  28                Definitive Proxy Statement of United Magazine       Incorporated by reference to
                    Company for its 1997 Annual Shareholders            the definitive form of the
                    Meeting.                                            proxy statement filed with
                                                                        the SEC on August 11, 1997



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